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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

       Date of report (Date of earliest event reported): May 24, 2005

                          WESTFIELD FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

        Massachusetts                  001-16767             73-1627673
(State or other jurisdiction       (Commission File        (IRS Employer
      of incorporation)                 Number)         Identification No.)

                               141 Elm Street
                       Westfield, Massachusetts 01085
             (Address of principal executive offices) (Zip Code)

                               (413) 568-1911
            (Registrant's telephone number, including area code)

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of
            Officers; Appointment of Principal Officers

      On May 25, 2005, Westfield Financial, Inc. (the "Company") announced the retirement of Victor J. Carra, Executive Vice President, from the Company and Westfield Bank (the "Bank"), effective June 30, 2005. Mr. Carra has been with the Bank since 1975 and in his current position since 1998. Mr. Carra will continue on as a member of the Board of Directors of both the Company and the Bank.

      The Board also voted to elevate Donald A. Williams to Chairman of the Board and Chief Executive Officer of the Company and the Bank. James C. Hagan was promoted to the role of President and Chief Operating Officer of the Company and the Bank. Mr. Hagan will be the 17th President to serve the Bank over the course of its 152 year history. The executive management changes are effective as of July 1, 2005.

      Mr. Williams has served as President of the Bank since 1983 and CEO since 1987. In his new role he will continue to be an active member of the management team as Chief Executive Officer.

      In 1994, James C. Hagan joined the Bank as one of its first full time commercial loan officers. Prior to that, Mr. Hagan worked in a similar capacity for Bank of New England (now Bank of America) and SIS (now TD Banknorth).

      In his previous position as Senior Vice President, Mr. Hagan was responsible for Commercial and Residential Lending for the Bank. In addition to maintaining his own portfolio of customers he managed a staff of sixteen.

      As President, he will now be responsible for all aspects of the Company and the Bank including the lending group, branches, operations, information technology, accounting and facilities.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits.   The following exhibit is filed with this Report:

Exhibit No.    Description of Exhibit
-----------    ----------------------

    99.1 Press release, dated May 25, 2005, announcing the retirement of Victor J. Carra as Executive Vice President, the elevation of Donald A. Williams to Chairman of the Board, and the promotion of James C. Hagan to the role of President and Chief Operating Officer.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WESTFIELD FINANCIAL, INC.


                                     By:    /s/ Michael J. Janosco
                                            -----------------------------
                                     Name:  Michael J. Janosco
                                     Title: Vice President, Chief Financial
                                            Officer and Treasurer

Date: May 25, 2005


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                                EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    ----------------------

    99.1 Press release, dated May 25, 2005, announcing the retirement of Victor J. Carra as Executive Vice President, the elevation of Donald A. Williams to Chairman of the Board, and the promotion of James C. Hagan to the role of President and Chief Operating Officer.


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